UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) March 12, 2007
Inverness Medical Innovations, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	001-16789 (Commission file number)	04-3565120 (IRS Employer Identification No.)
51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453
(Address of principal executive offices)
Registrant’s telephone number, including area code: (781) 647-3900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
Ex-23.1 Consent of Colby & Company, PLC
Ex-99.1 Audited combined balance sheets of Instant Technologies, Inc. and Affiliates as of December 31, 2006 and 2005
Ex-99.2 Unaudited pro forma condensed combined statements of operations of the Company

     Inverness Medical Innovations, Inc. (the “Company”) hereby amends its Current Report on Form 8-K, event date March 12, 2007, in order to provide the financial statements and pro forma financial information required by Item 9.01 of the Form 8-K, relating to the consummation of the Company’s acquisition of 75% of the issued and outstanding capital stock of Instant Technologies, Inc. (“Instant”) on March 12, 2007.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
a)	FINANCIAL STATEMENTS OF BUSINESS TO BE ACQUIRED
     The audited combined balance sheets of Instant Technologies, Inc. and Affiliates as of December 31, 2006 and 2005, and the related combined statements of income, schedules of selling and administrative expenses, statements of retained earnings and member’s equity and statements of cash flows for the years ended December 31, 2006 and 2005, and the related audited supplementary information are contained in Exhibit 99.1 attached hereto and are incorporated herein by reference.
b)	PRO FORMA FINANCIAL INFORMATION
     The unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2006, giving pro forma effect to the Company’s acquisition of Instant, are contained in Exhibit 99.2 attached hereto and are incorporated herein by reference.

c)	EXHIBITS
     The following exhibits are filed with this document.

Exhibit
Number	Description
*2.1	Stock Purchase Agreement, dated March 12, 2007, by and among Inverness Medical Innovations, Inc., James T. Ramsey, Gerald T. Ramsey, Tara Ramsey, Edward Bennett and Instant Technologies, Inc.
**23.1	Consent of Colby & Company, PLC.
**99.1	Audited combined balance sheets of Instant Technologies, Inc. and Affiliates as of December 31, 2006 and 2005, and the related combined statements of income, schedules of selling and administrative expenses, statements of retained earnings and member’s equity and statements of cash flows for the years ended December 31, 2006 and 2005, and the related audited supplementary information.
**99.2	Unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2006.

*	Previously filed

**	Filed herewith

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
BY:	/s/ DAVID TEITEL
David Teitel
Chief Financial Officer

Dated: April 23, 2007

EXHIBIT INDEX

Exhibit
Number	Description
*2.1	Stock Purchase Agreement, dated March 12, 2007, by and among Inverness Medical Innovations, Inc., James T. Ramsey, Gerald T. Ramsey, Tara Ramsey, Edward Bennett and Instant Technologies, Inc.
**23.1	Consent of Colby & Company, PLC.
**99.1	Audited combined balance sheets of Instant Technologies, Inc. and Affiliates as of December 31, 2006 and 2005, and the related combined statements of income, schedules of selling and administrative expenses, statements of retained earnings and member’s equity and statements of cash flows for the years ended December 31, 2006 and 2005, and the related audited supplementary information.
**99.2	Unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2006.

*	Previously filed

**	Filed herewith